UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22369

Western Asset Mortgage Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2023

WESTERN ASSET

MORTGAGE OPPORTUNITY FUND INC.

(DMO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities and mortgage whole loans. Investments in mortgage-backed securities consist primarily of non-agency residential mortgage-backed securities and commercial mortgage-backed securities.

II	Western Asset Mortgage Opportunity Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Mortgage Opportunity Fund Inc. for the six-month reporting period ended June 30, 2023. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 31, 2023

Western Asset Mortgage Opportunity Fund Inc.	III

Performance review

For the six months ended June 30, 2023, Western Asset Mortgage Opportunity Fund Inc. returned 4.20% based on its net asset value (“NAV”)i and 3.89% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the ICE BofA U.S. Floating Rate Home Equity Loan Asset Backed Securities Indexii, returned 2.66% for the same period.

The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.

During the six-month period, the Fund made distributions to shareholders totaling $0.61 per share. As of June 30, 2023, the Fund estimates that 86% of the distributions were sourced from net investment income and 14% constituted a return of capital. *The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2023. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2023 (unaudited)
Price Per Share	6-Month Total Return**
$12.02 (NAV)	4.20	%†
$10.58 (Market Price)	3.89	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “DMO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XDMOX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.franklintempleton.com.

IV	Western Asset Mortgage Opportunity Fund Inc.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Mortgage Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 31, 2023

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political, or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed income holdings. The Fund may invest in lower-rated high-yield bonds (commonly known as “junk bonds”), which are subject to greater liquidity risk and credit risk (risk of default) than higher-rated obligations. Mortgage-backed securities (“MBS”) are subject to additional risks, including: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the MBS and can limit the potential gains in a declining interest rate environment; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. To the extent the Fund invests in mortgage whole loans, certain of these risks may be magnified. In addition, risks associated with investments in whole loans include geographic concentration risk and risks relating to the reliance on third-party servicers to service and manage the mortgage whole loan. The Fund may invest in securities backed by subprime or distressed mortgages which involve a higher degree of risk and chance of loss. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a

Western Asset Mortgage Opportunity Fund Inc.	V

Performance review (cont’d)

potentially large impact on Fund performance. The Fund is not guaranteed by the U.S. government, the U.S. Treasury or any government agency. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

The ICE BofA U.S. Floating Rate Home Equity Loan Asset Backed Securities Index tracks the performance of U.S. dollar-denominated investment grade floating-rate asset-backed securities collateralized by home equity loans publicly issued in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least one year remaining to final stated maturity, a floating-rate coupon, and an original deal size for the collateral group of at least $250 million.

VI	Western Asset Mortgage Opportunity Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2023 and

December 31, 2022 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	1

Schedule of investments (unaudited)

June 30, 2023

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — 107.4%
Adjustable Rate Mortgage Trust, 2005-5 1A1	3.280%	9/25/35	$83,815	$67,146	(b)
Adjustable Rate Mortgage Trust, 2005-7 2A21	3.893%	10/25/35	116,231	98,889	(b)
Adjustable Rate Mortgage Trust, 2005-12 5A1 (1 mo. USD LIBOR + 0.500%)	5.650%	3/25/36	188,314	54,742	(b)
Aegis Asset Backed Securities Trust, 2005-3 M3 (1 mo. USD LIBOR + 0.735%)	5.885%	8/25/35	3,460,000	2,863,426	(b)(c)
Alternative Loan Trust, 2005-11CB 3A3, IO (-1.000 x 1 mo. USD LIBOR + 5.000%)	0.000%	6/25/35	959,354	33,535	(b)
Alternative Loan Trust, 2005-14 3A1	3.324%	5/25/35	95,322	70,521	(b)
Alternative Loan Trust, 2005-36 4A1	3.844%	8/25/35	125,279	111,384	(b)
Alternative Loan Trust, 2005-J10 1A1 (1 mo. USD LIBOR + 0.500%)	5.500%	10/25/35	433,551	270,735	(b)
Alternative Loan Trust, 2006-HY10 1A1	3.429%	5/25/36	125,062	103,822	(b)
Alternative Loan Trust, 2006-J8 A5	6.000%	2/25/37	71,924	32,915
Alternative Loan Trust, 2007-3T1 2A1	6.000%	3/25/27	20,531	20,016
Alternative Loan Trust, 2007-23CB A8 (-4.000 x 1 mo. USD LIBOR + 28.400%)	7.798%	9/25/37	376,562	324,172	(b)(c)
Alternative Loan Trust, 2007-OA8 1A1 (1 mo. USD LIBOR + 0.360%)	5.510%	6/25/47	739,325	611,695	(b)(c)
American Home Mortgage Assets Trust, 2005-2 2A1A	2.956%	1/25/36	616,596	414,454	(b)
American Home Mortgage Investment Trust, 2007-2 2A (1 mo. USD LIBOR + 0.800%)	5.950%	3/25/47	12,735,445	109,869	(b)
American Home Mortgage Investment Trust, 2007-A 4A (1 mo. USD LIBOR + 0.900%)	6.050%	7/25/46	1,736,139	467,372	(b)(d)
Banc of America Funding Corp., 2015-R3 2A2	3.273%	2/27/37	2,599,479	2,263,104	(b)(c)(d)
Banc of America Funding Trust, 2004-C 3A1	3.931%	12/20/34	187,214	169,786	(b)
Banc of America Funding Trust, 2006-D 2A1	3.499%	5/20/36	30,461	26,629	(b)
Banc of America Funding Trust, 2006-F 1A1	4.627%	7/20/36	89,975	84,365	(b)
Banc of America Funding Trust, 2014-R5 1A2 (6 mo. USD LIBOR + 1.500%)	3.534%	9/26/45	3,549,917	2,598,384	(b)(c)(d)
Banc of America Funding Trust, 2015-R2 9A2	4.090%	3/27/36	3,169,347	2,536,776	(b)(c)(d)
Banc of America Funding Trust, 2015-R4 4A3	7.452%	1/27/30	15,361,405	5,179,758	(b)(c)(d)
Bayview Financial Asset Trust, 2007-SR1A M1 (1 mo. USD LIBOR + 0.800%)	5.950%	3/25/37	1,368,000	1,319,574	(b)(d)
Bayview Financial Asset Trust, 2007-SR1A M2 (1 mo. USD LIBOR + 0.900%)	6.050%	3/25/37	1,665,486	1,685,374	(b)(c)(d)

See Notes to Financial Statements.

2	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Bayview Financial Asset Trust, 2007-SR1A M3 (1 mo. USD LIBOR + 1.150%)	6.300%	3/25/37	$754,572	$745,203	(b)(d)
Bear Stearns ALT-A Trust, 2005-9 25A1	3.863%	11/25/35	145,310	101,789	(b)
Bear Stearns Asset Backed Securities Trust, 2003-HE1 M1 (1 mo. USD LIBOR + 1.095%)	5.370%	1/25/34	1,307,886	1,254,997	(b)
Bear Stearns Asset Backed Securities Trust, 2005-CL1 A1	3.534%	9/25/34	23,002	22,341	(b)
Bellemeade Re Ltd., 2018-1A M2 (1 mo. USD LIBOR + 2.900%)	8.050%	4/25/28	16,971	17,043	(b)(d)
Chase Mortgage Finance Trust, 2006-S3 2A1	5.500%	11/25/21	123,629	39,784
ChaseFlex Trust, 2005-2 3A3, IO (-1.000 x 1 mo. USD LIBOR + 5.500%)	0.350%	6/25/35	5,568,094	546,188	(b)(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2006-2A A1 (1 mo. USD LIBOR + 0.130%)	5.280%	4/25/47	48,642	49,672	(b)(d)
CHL Mortgage Pass-Through Trust, 2005-2 2A1 (1 mo. USD LIBOR + 0.640%)	5.790%	3/25/35	40,565	37,984	(b)
CHL Mortgage Pass-Through Trust, 2005-11 3A3	3.514%	4/25/35	185,984	143,050	(b)
CHL Mortgage Pass-Through Trust, 2005-18 A7 (-2.750 x 1 mo. USD LIBOR + 19.525%)	5.361%	10/25/35	9,703	6,675	(b)
CHL Mortgage Pass-Through Trust, 2005- HY10 1A1	4.316%	2/20/36	16,208	13,122	(b)
CHL Mortgage Pass-Through Trust, 2005- HYB9 1A1 (12 mo. USD LIBOR + 1.750%)	5.512%	2/20/36	71,672	62,202	(b)
Citicorp Mortgage Securities Trust, 2007-8 B1	5.983%	9/25/37	2,630,303	1,536,525	(b)(c)
Citigroup Mortgage Loan Trust, 2006-AR5 2A1A	3.386%	7/25/36	173,873	106,012	(b)
Citigroup Mortgage Loan Trust, 2008-3 A3	6.100%	4/25/37	5,318,672	2,320,504	(c)(d)
Citigroup Mortgage Loan Trust Inc., 2004- HYB3 1A	3.804%	9/25/34	26,427	23,704	(b)
Citigroup Mortgage Loan Trust Inc., 2004- UST1 A2	6.083%	8/25/34	5,978	5,584	(b)
Citigroup Mortgage Loan Trust Inc., 2005-5 1A5	3.158%	8/25/35	76,063	60,295	(b)
Countrywide Asset-Backed Certificates Trust, 2006-SD3 A1 (1 mo. USD LIBOR + 0.660%)	5.810%	7/25/36	136,016	133,053	(b)(d)

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Countrywide Asset-Backed Certificates Trust, 2007-SEA1 1A1 (1 mo. USD LIBOR + 1.100%)	6.250%	5/25/47	$265,254	$201,395	(b)(d)
Credit-Based Asset Servicing & Securitization LLC, 2006-SL1 A3 (1 mo. USD LIBOR + 0.440%)	5.590%	9/25/36	3,484,630	213,080	(b)(d)
CSFB Mortgage-Backed Pass-Through Certificates, 2005-10 3A3	5.500%	11/25/35	184,709	106,662
CSMC Resecuritization Trust, 2006-1R 1A2 (-2.750 x 1 mo. USD LIBOR + 19.525%)	5.367%	7/27/36	167,042	210,016	(b)(d)
CSMC Trust, 2014-11R 9A2 (1 mo. USD LIBOR + 0.140%)	5.418%	10/27/36	2,851,724	2,144,463	(b)(c)(d)
CSMC Trust, 2015-2R 7A2	3.780%	8/27/36	3,247,546	2,526,455	(b)(c)(d)
CSMC Trust, 2015-4R 3A3 (1 mo. USD LIBOR + 0.310%)	4.106%	10/27/36	1,574,855	702,177	(b)(d)
CSMC Trust, 2017-RPL1 B1	2.960%	7/25/57	3,052,442	1,945,408	(b)(c)(d)
CSMC Trust, 2017-RPL1 B2	2.960%	7/25/57	3,501,991	2,339,017	(b)(c)(d)
CSMC Trust, 2017-RPL1 B3	2.960%	7/25/57	2,977,486	1,755,418	(b)(c)(d)
CSMC Trust, 2017-RPL1 B4	2.960%	7/25/57	3,041,015	579,578	(b)(c)(d)
CSMC Trust, 2021-NQM6 B2	4.140%	7/25/66	1,370,000	840,739	(b)(c)(d)
CWABS Revolving Home Equity Loan Trust, 2004-L 2A (1 mo. USD LIBOR + 0.280%)	5.473%	2/15/34	22,458	21,285	(b)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2006-PR1 2PO, PO	0.000%	4/15/36	12,231	6,482	(d)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2006-PR1 4AS1, IO	3.765%	4/15/36	82,584	6,564	(b)(d)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2006-PR1 4AS2, IO	5.324%	4/15/36	78,751	9,342	(b)(d)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2006-PR1 5AS1, IO	2.270%	4/15/36	49,124	6,339	(b)(d)
Deutsche Mortgage Securities Inc. Mortgage Loan Trust, 2006-PR1 5AS3, IO	2.953%	4/15/36	175,830	21,951	(b)(d)
Ellington Financial Mortgage Trust, 2020-1 B2	5.121%	5/25/65	1,550,000	1,391,416	(b)(c)(d)
FARM Mortgage Trust, 2021-1 B	3.238%	7/25/51	1,216,006	844,681	(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA3 B1 (1 mo. USD LIBOR + 5.100%)	10.250%	6/25/50	1,106,019	1,191,299	(b)(c)(d)

See Notes to Financial Statements.

4	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA5 B1 (30 Day Average SOFR + 4.800%)	9.867%	10/25/50	$1,000,000	$1,078,467	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B2 (30 Day Average SOFR + 5.500%)	10.567%	1/25/34	1,200,000	1,087,840	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B2 (30 Day Average SOFR + 7.500%)	12.567%	10/25/41	1,640,000	1,638,360	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 B, PO	0.000%	9/25/55	12,030,859	1,140,612	(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 BIO, IO	1.189%	9/25/55	21,497,987	2,522,247	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2016-1 XSIO, IO	0.075%	9/25/55	138,674,547	580,214	(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 B, PO	0.000%	8/25/56	11,071,125	963,514	(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 BIO, IO	1.039%	8/25/56	18,307,934	2,031,683	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 XSIO, IO	0.075%	8/25/56	357,199,784	1,504,168	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-3 BX	2.078%	8/25/57	3,317,800	1,007,808	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2019-2 M	4.750%	8/25/58	681,000	595,789	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2020-1 BXS	2.722%	8/25/59	4,042,173	1,351,673	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2021-3 BXS	9.482%	3/25/61	1,694,282	858,817	(b)(c)(d)

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2022-2 M	5.000%	4/25/62	$1,337,000	$1,052,574	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA3 B (1 mo. USD LIBOR + 9.350%)	14.500%	4/25/28	1,474,984	1,586,120	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA2 B (1 mo. USD LIBOR + 10.500%)	15.650%	10/25/28	493,587	551,425	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA3 B (1 mo. USD LIBOR + 11.250%)	16.400%	12/25/28	1,024,259	1,165,242	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA4 B (1 mo. USD LIBOR + 8.600%)	13.750%	3/25/29	1,570,566	1,673,671	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 B2 (1 mo. USD LIBOR + 11.250%)	16.400%	10/25/29	1,765,082	1,972,111	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-SPI1 B	4.118%	9/25/47	747,410	485,391	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-DNA3 B2 (1 mo. USD LIBOR + 7.750%)	12.900%	9/25/48	2,000,000	2,164,608	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B2 (1 mo. USD LIBOR + 11.750%)	16.900%	5/25/43	5,449,186	6,169,303	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP2 B2 (1 mo. USD LIBOR + 10.500%)	15.650%	2/25/47	3,530,000	3,943,798	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-SPI2 B	3.833%	5/25/48	1,793,255	1,138,160	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-SPI4 B	4.514%	11/25/48	3,686,285	2,289,384	(b)(c)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-DNA3 B1 (1 mo. USD LIBOR + 3.250%)	8.400%	7/25/49	1,750,000	1,800,740	(b)(c)(d)

See Notes to Financial Statements.

6	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2019-FTR1 B2 (1 mo. USD LIBOR + 8.350%)	13.500%	1/25/48	$715,000	$783,362	(b)(d)
Federal National Mortgage Association (FNMA), 2012-134 LS, IO (-1.000 x 1 mo. USD LIBOR + 6.150%)	1.000%	12/25/42	1,111,425	102,814	(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C01 1B (1 mo. USD LIBOR + 11.750%)	16.900%	8/25/28	1,860,515	2,089,498	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C02 1B (1 mo. USD LIBOR + 12.250%)	17.400%	9/25/28	2,334,544	2,697,225	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C03 1B (1 mo. USD LIBOR + 11.750%)	16.900%	10/25/28	1,929,362	2,186,199	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	15.400%	1/25/29	2,606,715	2,844,475	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2016-C06 1B (1 mo. USD LIBOR + 9.250%)	14.400%	4/25/29	3,508,076	3,732,706	(b)(c)(d)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1B1 (1 mo. USD LIBOR + 3.250%)	8.400%	1/25/40	1,500,000	1,472,608	(b)(c)(d)
First Horizon Alternative Mortgage Securities Trust, 2005-AA6 3A1	4.226%	8/25/35	209,096	180,700	(b)
First Horizon Alternative Mortgage Securities Trust, 2006-FA6 2A1, PAC	6.250%	11/25/36	65,189	21,782
GS Mortgage Securities Corp. Trust, 2000-1A A (1 mo. USD LIBOR + 0.350%)	5.507%	3/20/23	7,491	7,500	(b)(d)
GSMPS Mortgage Loan Trust, 2005-RP1 1A4	8.500%	1/25/35	36,658	37,024	(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	262,803	229,245	(d)
HarborView Mortgage Loan Trust, 2006-2 1A	4.720%	2/25/36	13,653	5,190	(b)
Home Equity Mortgage Trust, 2006-1 A3 (1 mo. USD LIBOR + 0.500%)	5.650%	5/25/36	3,500,000	3,239,434	(b)(c)
Home Partners of America Trust, 2021-2 F	3.799%	12/17/26	1,436,945	1,240,467	(d)
HSI Asset Loan Obligation Trust, 2007-AR1 4A1	4.494%	1/25/37	63,608	47,573	(b)
Impac CMB Trust, 2004-8 1A (1 mo. USD LIBOR + 0.720%)	5.870%	10/25/34	98,066	92,327	(b)

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
IndyMac INDA Mortgage Loan Trust, 2005- AR2 1A1	3.384%	1/25/36	$61,343	$48,115	(b)
IndyMac INDX Mortgage Loan Trust, 2004- AR13 1A1	3.219%	1/25/35	23,686	22,627	(b)
IndyMac INDX Mortgage Loan Trust, 2005- AR15 A2	3.499%	9/25/35	36,292	30,567	(b)
IndyMac INDX Mortgage Loan Trust, 2006- AR7 5A1	3.641%	5/25/36	112,284	101,306	(b)
IndyMac INDX Mortgage Loan Trust, 2006- AR9 3A3	3.367%	6/25/36	206,962	164,860	(b)
IndyMac INDX Mortgage Loan Trust, 2006- AR11 1A1	4.175%	6/25/36	261,968	210,118	(b)
JPMorgan Alternative Loan Trust, 2007-A1 3A1	3.941%	3/25/37	181,108	164,294	(b)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	595,077	328,802
JPMorgan Mortgage Trust, 2007-S2 3A2	6.000%	6/25/37	30,543	29,032
JPMorgan Mortgage Trust, 2007-S2 3A3	6.500%	6/25/37	8,570	8,288
Legacy Mortgage Asset Trust, 2021-GS3 A2	3.250%	7/25/61	1,640,000	1,445,966	(c)(d)
Lehman Mortgage Trust, 2006-3 1A7, IO (-1.000 x 1 mo. USD LIBOR + 5.400%)	0.250%	7/25/36	3,997,563	325,020	(b)(c)
Lehman Mortgage Trust, 2007-5 2A3 (1 mo. USD LIBOR + 0.330%)	5.480%	6/25/37	2,575,785	412,921	(b)
Lehman XS Trust, 2006-19 A4 (1 mo. USD LIBOR + 0.340%)	5.490%	12/25/36	353,879	329,579	(b)
LSTAR Securities Investment Ltd., 2023-1 A1 (SOFR + 3.500%)	8.560%	1/1/28	1,427,941	1,431,384	(b)(d)
MASTR Adjustable Rate Mortgages Trust, 2004-12 5A1	4.118%	10/25/34	7,993	7,579	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1 (1 mo. USD LIBOR + 0.210%)	5.360%	4/25/46	101,204	89,978	(b)
MASTR Reperforming Loan Trust, 2005-1 1A4	7.500%	8/25/34	42,260	34,185	(d)
Merrill Lynch Mortgage Investors Trust, 2006-A1 2A1	3.738%	3/25/36	372,804	210,215	(b)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2 (1 mo. USD LIBOR + 0.140%)	5.290%	6/25/36	189,978	38,682	(b)
Morgan Stanley Mortgage Loan Trust, 2007-5AX 2A3 (1 mo. USD LIBOR + 0.460%)	5.610%	2/25/37	1,352,159	322,347	(b)
Morgan Stanley Mortgage Loan Trust, 2007-15AR 4A1	3.430%	11/25/37	265,418	226,053	(b)

See Notes to Financial Statements.

8	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Morgan Stanley Re-REMIC Trust, 2015-R2 1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 0.710%)	4.079%	12/27/46	$763,845	$674,456	(b)(d)
New Residential Mortgage Loan Trust, 2019-6A A1IB, IO	0.500%	9/25/59	21,821,399	334,263	(b)(d)
New Residential Mortgage Loan Trust, 2019- NQM4 B2	4.849%	9/25/59	1,608,000	1,294,454	(b)(d)
NewRez Warehouse Securitization Trust, 2021-1 F (1 mo. USD LIBOR + 5.250%)	10.400%	5/25/55	2,132,000	2,117,582	(b)(d)
Nomura Resecuritization Trust, 2015-4R 4A7	4.086%	3/26/37	666,482	621,660	(b)(c)(d)
OBX Trust, 2022-NQM9 A3	6.450%	9/25/62	1,417,481	1,396,430	(c)(d)
PMT Credit Risk Transfer Trust, 2019-2R A (1 mo. USD LIBOR + 3.750%)	8.928%	5/30/25	1,551,423	1,528,225	(b)(c)(d)
Popular ABS Mortgage Pass-Through Trust, 2005-5 MV2 (1 mo. USD LIBOR + 0.945%)	3.201%	11/25/35	1,961,956	1,720,957	(b)(c)
PRKCM Trust, 2023-AFC1 A3	7.304%	2/25/58	1,536,410	1,533,269	(c)(d)
PRKCM Trust, 2023-AFC1 M1	7.679%	2/25/58	1,480,000	1,424,247	(b)(c)(d)
Progress Residential, 2021-SFR4 F	3.407%	5/17/38	835,000	730,846	(d)
Provident Home Equity Loan Trust, 2000-2 A1 (1 mo. USD LIBOR + 0.540%)	5.690%	8/25/31	555,559	498,380	(b)
Radnor RE Ltd., 2021-1 M1C (30 Day Average SOFR + 2.700%)	7.767%	12/27/33	1,225,000	1,244,890	(b)(d)
RALI Trust, 2005-QA3 CB4	3.639%	3/25/35	825,243	371,093	(b)
RALI Trust, 2006-QA1 A11	4.843%	1/25/36	252,628	189,984	(b)
RALI Trust, 2006-QA4 A (1 mo. USD LIBOR + 0.360%)	5.510%	5/25/36	125,977	110,838	(b)
RALI Trust, 2006-QO2 A1 (1 mo. USD LIBOR + 0.440%)	5.590%	2/25/46	165,246	34,155	(b)
RALI Trust, 2007-QA2 A1 (1 mo. USD LIBOR + 0.260%)	5.410%	2/25/37	1,922	7,079	(b)
RAMP Trust, 2004-RS4 MII2 (1 mo. USD LIBOR + 1.350%)	4.747%	4/25/34	925,330	781,569	(b)(c)
Redwood Funding Trust, 2019-1 PT, Step bond (4.468% to 7/29/23 then 4.968%)	4.468%	9/27/24	2,071,334	2,053,727	(d)
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	516,992	274,391
Renaissance Home Equity Loan Trust, 2007-2 AF2	5.675%	6/25/37	445,054	128,840
Renaissance Home Equity Loan Trust, 2007-3 AF3	7.238%	9/25/37	1,499,739	653,377	(c)

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
Residential Asset Securitization Trust, 2007-A2 1A1	6.000%	4/25/37	$175,335	$102,269
RFMSI Trust, 2006-S8 A12, IO (-1.000 x 1 mo. USD LIBOR + 5.400%)	0.250%	9/25/36	1,938,589	111,438	(b)
Seasoned Credit Risk Transfer Trust Series, 2018-2 BX	2.660%	11/25/57	3,435,648	1,043,999	(b)(d)
Seasoned Credit Risk Transfer Trust Series, 2021-1 M	4.250%	9/25/60	1,500,000	1,294,466	(c)(d)
Starwood Mortgage Residential Trust, 2020-3 B2	4.750%	4/25/65	1,490,000	1,131,188	(b)(d)
Structured Adjustable Rate Mortgage Loan Trust, 2004-18 1A2	4.858%	12/25/34	136,225	120,081	(b)
Structured Adjustable Rate Mortgage Loan Trust, 2005-4 1A1	4.328%	3/25/35	99,270	83,230	(b)
Structured Adjustable Rate Mortgage Loan Trust, 2005-7 1A3	4.702%	4/25/35	36,805	34,550	(b)
Structured Asset Investment Loan Trust, 2004-8 M9 (1 mo. USD LIBOR + 3.750%)	8.900%	9/25/34	297,405	262,212	(b)
Verus Securitization Trust, 2022-INV2 M1	6.839%	10/25/67	1,430,000	1,387,262	(b)(c)(d)
Verus Securitization Trust, 2023-3 B1	7.998%	3/25/68	1,200,000	1,137,392	(b)(c)(d)
Verus Securitization Trust, 2023-4 B1	8.230%	5/25/68	1,170,000	1,120,721	(b)(c)(d)
Verus Securitization Trust, 2023-5 B1	8.133%	6/25/68	1,200,000	1,138,218	(b)(d)
Verus Securitization Trust, 2023-INV1 A3	6.758%	2/25/68	1,404,421	1,397,791	(c)(d)
Wachovia Mortgage Loan Trust LLC, 2005-B 2A2	4.291%	10/20/35	7,194	6,949	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-8 1A6 (-3.667 x 1 mo. USD LIBOR + 23.283%)	4.398%	10/25/35	103,585	86,246	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-9 5A4 (-7.333 x 1 mo. USD LIBOR + 35.933%)	0.000%	11/25/35	40,644	32,057	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-10 2A3 (1 mo. USD LIBOR + 0.900%)	5.750%	11/25/35	72,006	60,466	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR2 B1 (1 mo. USD LIBOR + 0.795%)	5.945%	1/25/45	1,334,553	1,092,469	(b)(c)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR13 A1C3 (1 mo. USD LIBOR + 0.980%)	6.130%	10/25/45	81,812	77,034	(b)

See Notes to Financial Statements.

10	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities (a) — continued
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR10 A1 (1 mo. USD LIBOR + 0.200%)	5.350%	12/25/36	$245,134	$124,076	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR16 2A2	3.435%	12/25/36	105,507	92,087	(b)
Wells Fargo Alternative Loan Trust, 2007- PA1 A12, IO (-1.000 x 1 mo. USD LIBOR + 5.460%)	0.310%	3/25/37	1,146,891	43,883	(b)
Total Residential Mortgage-Backed Securities (Cost — $146,722,466)				146,858,499
Commercial Mortgage-Backed Securities (a) — 44.6%
280 Park Avenue Mortgage Trust, 2017-280PE (1 mo. USD LIBOR + 2.119%)	7.301%	9/15/34	900,000	773,256	(b)(d)
BANK, 2022-BNK43 E	3.000%	8/15/55	1,500,000	719,164	(d)
BPR Trust, 2021-TY F (1 mo. USD LIBOR + 4.200%)	9.393%	9/15/38	1,000,000	923,043	(b)(d)
BSREP Commercial Mortgage Trust, 2021-DC HRR (1 mo. USD LIBOR + 5.500%)	10.694%	8/15/38	3,536,000	2,661,763	(b)(d)
BX Commercial Mortgage Trust, 2019-IMC F (1 mo. USD LIBOR + 2.900%)	8.093%	4/15/34	2,000,000	1,944,139	(b)(d)
BX Commercial Mortgage Trust, 2021-XL2 J (1 mo. USD LIBOR + 3.890%)	9.083%	10/15/38	2,316,788	2,163,480	(b)(d)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	9.253%	2/15/39	1,067,648	1,017,246	(b)(d)
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	2,720,000	1,106,189	(d)
CSMC Trust, 2017-CHOP F (1 mo. USD LIBOR + 4.350%)	9.543%	7/15/32	1,620,000	1,477,531	(b)(d)
CSMC Trust, 2017-CHOP H (1 mo. USD LIBOR + 7.350%)	12.543%	7/15/32	1,509,000	1,378,569	(b)(d)
CSMC Trust, 2021-4SZN A (1 mo. Term SOFR + 3.967%)	9.114%	11/15/23	1,750,000	1,691,495	(b)(d)
CSMC Trust, 2021-ADV G (1 mo. USD LIBOR + 6.250%)	11.444%	7/15/38	2,080,000	1,639,113	(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Credit Risk, 2021- MN1 B1 (30 Day Average SOFR + 7.750%)	12.817%	1/25/51	950,000	914,248	(b)(d)
FREMF Mortgage Trust, 2021-F117 CS (30 Day Average SOFR + 6.400%)	11.441%	7/25/31	1,152,574	1,147,989	(b)(d)
FRESB Mortgage Trust, 2018-SB48 B	4.115%	2/25/38	3,189,875	2,613,529	(b)(d)
GS Mortgage Securities Corp. Trust, 2018- LUAU G (1 mo. USD LIBOR + 4.450%)	9.643%	11/15/32	2,500,000	2,388,479	(b)(d)

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Commercial Mortgage-Backed Securities (a) — continued
GS Mortgage Securities Corp. Trust, 2019- SMP G (1 mo. USD LIBOR + 4.250%)	9.443%	8/15/32	$1,500,000	$1,375,608	(b)(d)
GS Mortgage Securities Trust, 2007-GG10 AJ	5.814%	8/10/45	1,213,185	260,835	(b)
GS Mortgage Securities Trust, 2015-GC30 D	3.384%	5/10/50	750,000	591,961
GS Mortgage Securities Trust, 2015-GC32 D	3.345%	7/10/48	700,000	578,931
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	7.943%	5/15/38	1,000,000	972,261	(b)(d)
Hawaii Hotel Trust, 2019-MAUI G (1 mo. USD LIBOR + 3.150%)	8.343%	5/15/38	1,697,000	1,622,810	(b)(d)
HIT Trust, 2022-HI32 G (1 mo. Term SOFR + 7.228%)	12.374%	7/15/24	1,970,198	1,940,211	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST G (1 mo. USD LIBOR + 4.500%)	9.693%	12/15/36	988,000	182,548	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST H (1 mo. USD LIBOR + 7.000%)	12.193%	12/15/36	1,033,000	116,031	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYMZ M (1 mo. USD LIBOR + 7.250%)	12.444%	6/15/26	1,250,000	1,205,274	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.735%	2/15/51	70,526	62,319	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-PHMZ M (1 mo. USD LIBOR + 8.508%)	13.701%	6/15/35	3,000,000	30	(b)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN HFL (1 mo. USD LIBOR + 4.250%)	9.408%	1/16/37	120,216	106,300	(b)(d)
KIND Trust, 2021-KIND F (1 mo. Term SOFR + 4.064%)	9.211%	8/15/38	1,797,012	1,639,798	(b)(d)
Med Trust, 2021-MDLN G (1 mo. USD LIBOR + 5.250%)	10.444%	11/15/38	2,089,970	1,966,700	(b)(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	44,418	11,355	(b)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	16,442	15,986	(b)
ML-CFC Commercial Mortgage Trust, 2007-9 AJA	6.222%	9/12/49	3,831	3,724	(b)
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.282%	12/12/49	84,324	41,740	(b)

See Notes to Financial Statements.

12	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Commercial Mortgage-Backed Securities (a) — continued
MRCD Mortgage Trust, 2019-PRKC A	4.250%	12/15/36	$2,048,000	$1,447,891	(b)(d)
Multifamily CAS Trust, 2019-1 CE (1 mo. USD LIBOR + 8.750%)	13.900%	10/25/49	2,500,000	2,396,308	(b)(d)
Multifamily CAS Trust, 2020-1 CE (1 mo. USD LIBOR + 7.500%)	12.650%	3/25/50	1,500,000	1,420,581	(b)(d)
Natixis Commercial Mortgage Securities Trust, 2019-FAME D	4.544%	8/15/36	1,900,000	1,346,849	(b)(d)
Natixis Commercial Mortgage Securities Trust, 2019-FAME E	4.544%	8/15/36	950,000	635,425	(b)(d)
Natixis Commercial Mortgage Securities Trust, 2022-JERI G (1 mo. Term SOFR + 7.458%)	12.605%	1/15/39	3,500,000	3,167,443	(b)(d)
Natixis Commercial Mortgage Securities Trust, 2022-RRI E (1 mo. Term SOFR + 5.193%)	10.340%	3/15/35	1,457,899	1,410,393	(b)(d)
NCMF Trust, 2022-MFP G (1 mo. Term SOFR + 5.128%)	10.275%	3/15/39	2,200,000	2,128,747	(b)(d)
RIAL Issuer Ltd., 2022-FL8 E (1 mo. Term SOFR + 5.500%)	10.591%	1/19/37	1,500,000	1,361,32	(b)(d)
River Haus, 2021 A-2	6.950%	8/15/24	1,500,000	1,496,452	(b)(e)(f)(g)
SMR Mortgage Trust, 2022-IND G (1 mo. Term SOFR + 7.500%)	12.647%	2/15/39	1,855,450	1,693,087	(b)(d)
Soho Trust, 2021-SOHO D	2.786%	8/10/38	1,500,000	896,660	(b)(d)
Starwood Retail Property Trust, 2014-STAR D (1 mo. USD LIBOR + 3.500%)	8.694%	11/15/27	1,000,000	40,000	(b)(d)
Starwood Retail Property Trust, 2014-STAR E (1 mo. USD LIBOR + 4.400%)	9.594%	11/15/27	1,600,000	3,208	(b)(d)
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. USD LIBOR + 3.480%)	8.671%	11/11/34	1,012,600	974,684	(b)(d)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. USD LIBOR + 4.252%)	9.443%	11/11/34	769,576	737,735	(b)(d)
Wells Fargo Commercial Mortgage Trust, 2017-C42 D	2.800%	12/15/50	1,000,000	587,794	(b)(d)
Wells Fargo Commercial Mortgage Trust, 2022-JS2 G	3.569%	12/15/39	2,200,000	1,376,285	(b)(d)
WFRBS Commercial Mortgage Trust, 2014- C19 D	4.234%	3/15/47	825,000	700,972	(d)
Total Commercial Mortgage-Backed Securities (Cost — $76,569,605)				61,075,201

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount/ Units	Value
Asset-Backed Securities — 10.2%
AccessLex Institute, 2004-A B1 (28 day Auction Rate Security)	6.654%	7/1/39	$100,000	$92,746	(b)
Applebee’s Funding LLC/IHOP Funding LLC, 2023-1A A2	7.824%	3/5/53	1,000,000	987,659	(d)
BankAmerica Manufactured Housing Contract Trust, 1996-1 B1	7.875%	10/10/26	7,866,000	250,794
BCMSC Trust, 1998-B A	6.530%	10/15/28	168,653	162,955	(b)
Cascade MH Asset Trust, 2019-MH1 M	5.985%	11/25/44	1,150,000	1,077,365	(b)(d)
Hertz Vehicle Financing LLC, 2022-4A D	6.560%	9/25/26	1,700,000	1,610,319	(d)
Loanpal Solar Loan Ltd., 2020-3GS C	3.500%	12/20/47	742,050	474,451	(d)
Loanpal Solar Loan Ltd., 2021-1GS C	3.500%	1/20/48	797,719	522,749	(d)
Lunar Structured Aircraft Portfolio Notes, 2021-1 C	5.682%	10/15/46	1,642,465	1,414,658	(d)
National Collegiate Student Loan Trust, 2006-3 B (1 mo. USD LIBOR + 0.360%)	5.510%	1/26/32	1,710,000	1,273,362	(b)
National Collegiate Class A-3L Commutation Trust, 2007-4VI O (1 mo. USD LIBOR + 0.850%)	6.000%	3/29/38	5,942,187	1,077,889	(b)(d)
Nelnet Student Loan Trust, 2021-DA D	4.380%	4/20/62	1,200,000	960,069	(d)
RBS Acceptance Inc., 1995-BA1 B2	9.000%	8/10/20	2,191,561	66
SMB Private Education Loan Trust, 2014-A R	0.000%	9/15/45	6,875	506,618	(d)
SoFi Professional Loan Program LLC, 2017-F R1	0.000%	1/25/41	34,000	414,646	(d)
Stonepeak, 2021-1A B	3.821%	2/28/33	1,201,070	1,015,619	(d)
Sunnova Hellios II Issuer LLC, 2018-1A B	7.710%	7/20/48	951,145	807,987	(d)
Thrust Engine Leasing, 2021-1A A	4.163%	7/15/40	1,538,656	1,298,672	(d)
Total Asset-Backed Securities (Cost — $19,528,593)				13,948,624
			Face Amount
Corporate Bonds & Notes — 5.9%
Consumer Discretionary — 1.0%
Automobiles — 1.0%
Ford Motor Co., Senior Notes	4.750%	1/15/43	1,750,000	1,347,262
Financials — 4.1%
Banks — 3.7%
BNP Paribas SA, Junior Subordinated Notes (9.250% to 11/17/27 then 5 year Treasury Constant Maturity Rate + 4.969%)	9.250%	11/17/27	750,000	774,835	(b)(d)(h)

See Notes to Financial Statements.

14	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Citigroup Inc., Junior Subordinated Notes (4.000% to 12/10/25 then 5 year Treasury Constant Maturity Rate + 3.597%)	4.000%	12/10/25	750,000	$642,188	(b)(h)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	750,000	754,219	(b)(d)(h)
HSBC Holdings PLC, Junior Subordinated Notes (8.000% to 9/7/28 then 5 year Treasury Constant Maturity Rate + 3.858%)	8.000%	3/7/28	750,000	746,441	(b)(h)
Lloyds Banking Group PLC, Junior Subordinated Notes (8.000% to 3/27/30 then 5 year Treasury Constant Maturity Rate + 3.913%)	8.000%	9/27/29	750,000	687,112	(b)(h)
Nordea Bank ABP, Junior Subordinated Notes (6.625% to 3/26/26 then 5 year Treasury Constant Maturity Rate + 4.110%)	6.625%	3/26/26	750,000	710,842	(b)(h)(i)
Toronto-Dominion Bank, Junior Subordinated Notes (8.125% to 10/31/27 then 5 year Treasury Constant Maturity Rate + 4.075%)	8.125%	10/31/82	750,000	763,785	(b)
Total Banks				5,079,422
Insurance — 0.4%
Allianz SE, Junior Subordinated Notes (3.200% to 4/30/28 then 5 year Treasury Constant Maturity Rate + 2.165%)	3.200%	10/30/27	$800,000	592,080	(b)(d)(h)
Total Financials				5,671,502
Industrials — 0.8%
Passenger Airlines — 0.8%
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	1,060,000	1,030,191	(d)
Total Corporate Bonds & Notes (Cost — $8,045,814)				8,048,955
Convertible Bonds & Notes — 2.1%
Financials — 2.1%
Mortgage Real Estate Investment Trusts (REITs) — 2.1%
PennyMac Corp., Senior Notes	5.500%	3/15/26	1,550,000	1,383,375
Two Harbors Investment Corp., Senior Notes	6.250%	1/15/26	1,615,000	1,445,425
Total Convertible Bonds & Notes (Cost — $2,796,435)				2,828,800
Total Investments before Short-Term Investments (Cost — $253,662,913)				232,760,079

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Mortgage Opportunity Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Short-Term Investments — 2.3%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $3,176,996)	5.044%	3,176,996	$3,176,996	(j)(k)
Total Investments — 172.5% (Cost — $256,839,909)			235,937,075
Liabilities in Excess of Other Assets — (72.5)%			(99,136,601)
Total Net Assets — 100.0%			$136,800,474

(a)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(f)	Security is valued using significant unobservable inputs (Note 1).

(g)	This security is traded on a to-be-announced (“TBA”) basis. At June 30, 2023, the Fund held TBA securities with a total cost of $1,500,000.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(j)	Rate shown is one-day yield as of the end of the reporting period.

(k)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At June 30, 2023, the total market value of investments in Affiliated Companies was $3,176,996 and the cost was $3,176,996 (Note 8).

See Notes to Financial Statements.

16	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

Western Asset Mortgage Opportunity Fund Inc.

Abbreviation(s) used in this schedule:

CAS	— Connecticut Avenue Securities

CMT	— Constant Maturity Treasury

ICE	— Intercontinental Exchange

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

PAC	— Planned Amortization Class

PO	— Principal Only

REMIC	— Real Estate Mortgage Investment Conduit

Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At June 30, 2023, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Nomura Securities Inc.	7.001%	4/14/2023	10/4/2024	$91,690,000	Residential Mortgage-Backed Securities	$108,198,404
Nomura Securities Inc.	7.288%	6/5/2023	10/4/2024	6,500,000	Residential Mortgage-Backed Securities	8,215,600
				$98,190,000		$116,414,004

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

At June 30, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	56	3/24	$13,321,818	$13,249,600	$(72,218)
U.S. Treasury 5-Year Notes	58	9/23	6,313,615	6,211,438	(102,177)
					(174,395)
Contracts to Sell:
U.S. Treasury 10-Year Notes	57	9/23	6,533,661	6,399,141	134,520
U.S. Treasury Long-Term Bonds	34	9/23	4,324,122	4,314,812	9,310
U.S. Treasury Ultra 10-Year Notes	30	9/23	3,606,061	3,553,125	52,936

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2023

Western Asset Mortgage Opportunity Fund Inc.

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell continued
U.S. Treasury Ultra Long-Term Bonds	6	9/23	$809,802	$817,312	$(7,510)
					189,256
Net unrealized appreciation on open futures contracts					$14,861

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

18	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $253,662,913)	$232,760,079
Investments in affiliated securities, at value (Cost — $3,176,996)	3,176,996
Interest receivable	1,409,748
Deposits with brokers for open futures contracts	353,527
Dividends receivable from affiliated investments	9,541
Prepaid expenses	224,309
Total Assets	237,934,200

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	98,190,000
Interest expense payable	1,425,143
Distributions payable	1,195,272
Investment management fee payable	173,418
Payable to brokers — net variation margin on open futures contracts	45,022
Directors’ fees payable	8,620
Accrued expenses	96,251
Total Liabilities	101,133,726
Total Net Assets	$136,800,474

Net Assets:
Par value ($0.001 par value; 11,383,541 shares issued and outstanding; 100,000,000 shares authorized)	$11,384
Paid-in capital in excess of par value	197,607,917
Total distributable earnings (loss)	(60,818,827)
Total Net Assets	$136,800,474

Shares Outstanding	11,383,541

Net Asset Value	$12.02

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	19

Statement of operations (unaudited)

For the Six Months Ended June 30, 2023

Investment Income:
Interest	$10,380,433
Dividends from affiliated investments	75,911
Total Investment Income	10,456,344

Expenses:
Interest expense (Note 3)	3,193,317
Investment management fee (Note 2)	1,159,607
Legal fees	89,163
Audit and tax fees	65,698
Transfer agent fees	45,308
Directors’ fees	21,748
Fund accounting fees	11,424
Shareholder reports	8,175
Stock exchange listing fees	8,100
Insurance	765
Custody fees	459
Miscellaneous expenses	4,054
Total Expenses	4,607,818
Less: Fee waivers and/or expense reimbursements (Note 2)	(69,089)
Net Expenses	4,538,729
Net Investment Income	5,917,615

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions in unaffiliated securities	(3,631,107)
Futures contracts	(647,969)
Net Realized Loss	(4,279,076)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	4,227,032
Futures contracts	(122,061)
Change in Net Unrealized Appreciation (Depreciation)	4,104,971
Net Loss on Investments and Futures Contracts	(174,105)
Increase in Net Assets From Operations	$5,743,510

See Notes to Financial Statements.

20	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2023 (unaudited) and the Year Ended December 31, 2022	2023	2022

Operations:
Net investment income	$5,917,615	$10,830,406
Net realized loss	(4,279,076)	(2,145,116)
Change in net unrealized appreciation (depreciation)	4,104,971	(32,163,791)
Increase (Decrease) in Net Assets From Operations	5,743,510	(23,478,501)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(6,891,237)	(14,051,028)
Return of capital	—	(134,372)
Decrease in Net Assets From Distributions to Shareholders	(6,891,237)	(14,185,400)

Fund Share Transactions:
Cost of shares repurchased (13,982 and 67,728 shares repurchased, respectively) (Note 6)	(142,726)	(755,559)
Decrease in Net Assets From Fund Share Transactions	(142,726)	(755,559)
Decrease in Net Assets	(1,290,453)	(38,419,460)

Net Assets:
Beginning of period	138,090,927	176,510,387
End of period	$136,800,474	$138,090,927

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	21

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2023

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$5,743,510
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(31,744,951)
Sales of portfolio securities	32,348,652
Net purchases, sales and maturities of short-term investments	190,945
Net amortization of premium (accretion of discount)	537,511
Decrease in receivable for securities sold	9,944,042
Increase in interest receivable	(286,315)
Decrease in prepaid expenses	55,768
Increase in dividends receivable from affiliated investments	(105)
Decrease in receivable from brokers — net variation margin on open futures contracts	2,516
Decrease in payable for securities purchased	(15,913,984)
Decrease in investment management fee payable	(14,186)
Decrease in Directors’ fees payable	(1,159)
Increase in interest expense payable	320,500
Increase in accrued expenses	48,536
Increase in payable to brokers — net variation margin on futures contracts	45,022
Net realized loss on investments	3,631,107
Change in net unrealized appreciation (depreciation) of investments	(4,227,032)
Net Cash Provided in Operating Activities*	680,377

Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(5,695,965)
Increase in payable for open reverse repurchase agreements	4,927,000
Payment for Fund shares repurchased	(142,726)
Net Cash Used by Financing Activities	(911,691)
Net Decrease in Cash and Restricted Cash	(231,314)
Cash and restricted cash at beginning of period	584,841
Cash and restricted cash at end of period	$353,527

*	Included in operating expenses is $2,872,817 paid for interest on borrowings.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

June 30, 2023
Cash	—
Restricted cash	353,527
Total cash and restricted cash shown in the Statement of Cash Flows	$353,527

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

22	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2023[1,2]		2022[1]	2021[1]	2020[1]	2019[1]	2018[1]

Net asset value, beginning of period	$12.12		$15.40	$14.96	$19.48	$19.28	$21.27

Income (loss) from operations:
Net investment income	0.52		0.95	0.89	1.23	1.51	1.65
Net realized and unrealized gain (loss)	(0.01)		(3.00)	0.90	(4.20)	0.65	0.22
Total income (loss) from operations	0.51		(2.05)	1.79	(2.97)	2.16	1.87

Less distributions from:
Net investment income	(0.61)	[3]	(1.23)	(1.16)	(1.13)	(1.45)	(3.03)
Net realized gains	—		—	—	—	—	(0.83)
Return of capital	—		(0.01)	(0.19)	(0.42)	(0.51)	—
Total distributions	(0.61)		(1.24)	(1.35)	(1.55)	(1.96)	(3.86)
Anti-dilutive impact of repurchase plan	0.00	[4,5]	0.01 [5]	—	—	—	—

Net asset value, end of period	$12.02		$12.12	$15.40	$14.96	$19.48	$19.28

Market price, end of period	$10.58		$10.77	$15.21	$14.18	$20.30	$20.39
Total return, based on NAV[6,7]	4.20%		(13.69)%	12.38%	(14.67)%	11.65%	9.26%
Total return, based on Market Price[8]	3.89%		(21.64)%	17.24%	(22.13)%	9.71%	(1.16)%

Net assets, end of period (millions)	$137		$138	$177	$165	$205	$202
Ratios to average net assets:
Gross expenses	6.66%[9]		3.80%	2.38%	2.82%	3.56%	3.15%
Net expenses[10]	6.56	[9,11]	3.72 [11]	2.10 [11]	2.53 [11]	3.56	3.15
Net investment income	8.56	[9]	6.96	5.82	8.18	7.73	7.78

Portfolio turnover rate	14%		22%[12]	14%	11%	17%	33%
Loan Outstanding, End of Period (000s)	—		—	—	$45,000	$98,000	$99,250
Asset Coverage Ratio for Loan Outstanding[13]	—		—	—	467%	309%	303%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[13]	—		—	—	$4,667	$3,089	$3,035
Weighted Average Loan (000s)	—		—	$45,000	$62,369	$98,072	$101,743
Weighted Average Interest Rate on Loan	—		—	1.84%	2.14%	3.46%	3.06%

See Notes to Financial Statements.

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	23

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2023 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]	Amount represents less than $0.005 or greater than $(0.005) per share.

[5]

The repurchase plan was completed at an average repurchase price of $10.21 for 13,982 shares and $142,726 for the six months ended June 30, 2023 and $11.16 for 67,728 shares and $755,559 for the year ended December 31, 2022.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 24% for the year ended December 31, 2022.

[13]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

24	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Mortgage Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on December 11, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”) and mortgage whole loans. Investments in MBS consist primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”).

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services –Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

26	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Residential Mortgage-Backed Securities	—	$146,858,499	—	$146,858,499
Commercial Mortgage-Backed Securities	—	59,578,749	$1,496,452	61,075,201
Asset-Backed Securities	—	13,948,624	—	13,948,624
Corporate Bonds & Notes	—	8,048,955	—	8,048,955
Convertible Bonds & Notes	—	2,828,800	—	2,828,800
Total Long-Term Investments	—	231,263,627	1,496,452	232,760,079
Short-Term Investments†	$3,176,996	—	—	3,176,996
Total Investments	$3,176,996	$231,263,627	$1,496,452	$235,937,075
Other Financial Instruments:
Futures Contracts††	$196,766	—	—	$196,766
Total	$3,373,762	$231,263,627	$1,496,452	$236,133,841

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$181,905	—	—	$181,905

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2022	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases
Commercial Mortgage-Backed Securities	$1,499,556	—	—	$(3,104)	—
Total	$1,499,556	—	—	$(3,104)	—

Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2023	Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2023
Commercial Mortgage-Backed Securities	—	—	—	$1,496,452	$(3,104)
Total	—	—	—	$1,496,452	$(3,104)

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 06/30/23 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/Weighted Average	Impact to Valuation from an Increase in Input*
Commercial Mortgage- Backed Securities	$1,496	Discounted Cash Flow Method	Yield	12.13%	Decrease

*

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

28	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable.

The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(d) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Mortgage-backed securities. Mortgage-Backed Securities (“MBS”) include CMBS and RMBS. These securities depend on payments (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily from the cash flow from secured commercial or residential mortgage loans made to borrowers. Such loans are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by commercial or residential real estate, the proceeds of which are used to purchase and or to construct commercial or residential real estate. The value of some mortgage-backed securities may

30	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

be particularly sensitive to changes in prevailing interest rates. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(h) Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage directly at the Fund level through borrowings, including loans from certain financial institutions or through a qualified government sponsored program, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33 1/3% of the Fund’s Total Assets immediately after such Borrowings and/or issuances of Preferred Stock. “Total Assets” for this purpose means the Fund’s total assets less all liabilities and indebtedness not represented by senior securities. In addition, the Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation to the extent that the Fund elects to treat such repurchase agreements and similar financing transactions as “derivative transactions” under Rule 18f-4 of the 1940 Act.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(j) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

32	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of June 30, 2023, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The Fund accretes market discounts and amortizes market premiums on debt securities using the effective yield method. Accretion of market discounts and amortization of market premiums requires the application of several assumptions including, but not limited to, prepayment assumptions and default rate assumptions, which are reevaluated not less than semi-annually and require the use of a significant amount of judgment. Principal write-offs are generally treated as realized losses. The Fund’s accretion of discounts and amortization of premiums for U.S. federal and other tax purposes is likely to differ from the financial accounting treatment under GAAP of these items as described above. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily managed assets. Managed assets are net assets plus the proceeds of any outstanding borrowings used for leverage and assets attributable to preferred stock that may be outstanding.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset London provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to Western Asset London to manage.

34	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).

LMPFA implemented an investment management fee waiver of 0.20% that terminated on January 2, 2022. Effective January 3, 2022, LMPFA implemented an investment management fee waiver of 0.05% that continued until May 31, 2023. Effective June 1, 2023, LMPFA implemented an investment management fee waiver of 0.10% that terminates on May 31, 2024.

During the six months ended June 30, 2023, fees waived and/or expenses reimbursed amounted to $69,089, which included an affiliated money market fund waiver of $1,466. All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$28,321,479	$3,423,472
Sales	26,036,977	6,311,675

At June 30, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$256,839,909	$12,351,697	$(33,254,531)	$(20,902,834)
Futures contracts	—	196,766	(181,905)	14,861

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2023 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$93,995,552	6.757%	$98,475,000

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 5.940% to 7.288% during the six months ended June 30, 2023. Interest expense incurred on reverse repurchase agreements totaled $3,193,317.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2023.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$196,766

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$181,905

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(647,969)

36	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(122,061)

During the six months ended June 30, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$18,161,754
Futures contracts (to sell)	27,615,908

5. Distributions subsequent to June 30, 2023

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/23/2023	7/3/2023	$0.1050
7/24/2023	8/1/2023	$0.1050
8/24/2023	9/1/2023	$0.1050
9/22/2023	10/2/2023	$0.1150
10/24/2023	11/1/2023	$0.1150
11/22/2023	12/1/2023	$0.1150

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

During the six months ended June 30, 2023, the Fund repurchased and retired 0.12% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases was 16.45% for the six months ended June 30, 2023. During the year ended December 31, 2022, the Fund repurchased and retired 0.59% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases was 13.94% for the year ended December 31, 2022. Shares repurchased and the corresponding dollar amount are included in the Statements of Changes in Net Assets. The anti-dilutive impact of these share repurchases is included in the Financial Highlights.

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

Since the commencement of the stock repurchase program through June 30, 2023, the Fund repurchased 81,710 shares or 0.71% of its common shares outstanding for a total amount of $898,285.

7. Capital shares

The Fund filed a registration statement with the Securities and Exchange Commission, effective May 4, 2021, authorizing the Fund to offer and sell shares of common stock having an aggregate offering price of up to $43,283,467. Under the equity shelf offering program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection with the shelf offering are recorded as a prepaid expense. These costs are amortized on a pro-rata basis as shares are sold and are presented as a reduction to the Net proceeds from sale of shares on the Statement of Changes in Net Assets. Any deferred charges remaining at the end of the life of the shelf offering period will be expensed. For the six months ended June 30, 2023 and the year ended December 31, 2022, there were no shares sold.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the six months ended June 30, 2023. The following transactions were effected in such company for the six months ended June 30, 2023.

	Affiliate Value at December 31,	Purchased		Sold
	2022	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$3,367,941	$42,219,123	42,219,123	$42,410,068	42,410,068

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at June 30, 2023
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$75,911	—	$3,176,996

38	Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report

9. Deferred capital losses

As of December 31, 2022, the Fund had deferred capital losses of $28,005,709, which have no expiration date, that will be available to offset future taxable capital gains.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

11. Other matter

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which was the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR is no longer published on a representative basis. Alternative references rates have been established in most major currencies. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board effectively automatically replaced the USD LIBOR benchmark in the contract upon LIBOR’s cessation at the end of June 2023. The recommended benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Various industry groups are in the process of facilitating the transition away from LIBOR, but there remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally.

Western Asset Mortgage Opportunity Fund Inc. 2023 Semi-Annual Report	39

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Mortgage Opportunity Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management agreement (the “Management Agreement”) between the Fund and the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London,” and together with Western Asset, the “Sub-Advisers”), with respect to the Fund.

At an in-person meeting (the “Contract Renewal Meeting”) held on May 9-10, 2023, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered extensive information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Franklin Templeton/Legg Mason Closed-end Funds”), certain portions of which are discussed below.

A presentation made by the Manager and the Sub-Advisers to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Franklin Templeton/Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and experience gained as members of the Boards of the Fund and other Franklin Templeton/Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers. The information received and considered by the Board (including its various committees) in conjunction with both the Contract Renewal Meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during each of those years.

40	Western Asset Mortgage Opportunity Fund Inc.

At a meeting held by on April 18, 2023, the Independent Directors, in preparation for the Contract Renewal Meeting, met in a private session with their independent legal counsel to review the Contract Renewal Information regarding the Franklin Templeton/Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Advisers participated in this meeting. Following the April 18, 2023 meeting, the Independent Directors submitted certain questions and requests for additional information to Fund management. The Independent Directors also met in private sessions with their independent legal counsel to consider the Contract Renewal Information and Fund management’s responses to the Independent Directors’ questions and requests for additional information in advance of and during the Contract Renewal Meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers pursuant to the Sub-Advisory Agreements.

Board Approval of Management Agreement and Sub-Advisory Agreements

The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Directors received a memorandum discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Directors considered the Management Agreement and each Sub-Advisory Agreement separately during the course of their review. In doing so, they noted the respective roles of the Manager and the Sub-Advisers in providing services to the Fund.

In approving the continuation of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Directors, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreements. Each Director may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreements.

After considering all relevant factors and information, the Board, exercising its reasonable business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements were in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for an additional one-year period.

Western Asset Mortgage Opportunity Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services provided by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board observed that the scope of services provided by the Manager and the Sub-Advisers, and of the undertakings required of the Manager and Sub-Advisers in connection with those services, including maintaining and monitoring their respective compliance programs as well as the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Sub-Advisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks borne by the Manager, the Sub-Advisers and their respective affiliates on behalf of the Fund, including entrepreneurial, operational, reputational, litigation and regulatory risks, as well as the Manager’s and the Sub-Advisers’ risk management processes.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Manager’s senior personnel and the Sub-Advisers’ portfolio management teams primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Sub-Advisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and other fund service providers and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, may have purchased their shares of the Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Advisers, as well as the resources available to the Manager and the Sub-Advisers.

42	Western Asset Mortgage Opportunity Fund Inc.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided (and expected to be provided) to the Fund, under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund Performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge Performance Information generally useful, they recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that Board members had received and discussed with the Manager and the Sub-Advisers information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in view of overall financial market conditions.

The Broadridge Performance Information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all leveraged closed-end U.S. mortgage funds, regardless of asset size, showed, among other data, that based on net asset value per share, the Fund’s performance was below the median for the 1-, 3- and 5-year periods ended December 31, 2022, and was above the median for the 10-year period ended December 31, 2022. The Board noted the explanations from the Manager and the Sub-Advisers regarding the Fund’s relative performance versus the Performance Universe for the various periods. The Board also noted the limited size of the Performance Universe.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including an agreement at the Contract Renewal Meeting by the Manager to increase the current voluntary fee waiver of 0.05% to 0.10% through May 31, 2024 (the “Fee Waiver”) and other factors noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its stockholders.

Western Asset Mortgage Opportunity Fund Inc.	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Management and Sub-Advisory Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fee (the “Actual Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable by the Manager to the Sub-Advisers under the Sub-Advisory Agreements in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Sub-Advisory Fee payable to Western Asset under its Sub-Advisory Agreement with the Manager is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders. Similarly, the Board noted that the Sub-Advisory Fee payable to Western Asset London under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.

In addition, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. It was noted that while the Board found the Broadridge Expense Information generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.

The Broadridge Expense Information showed that the Fund’s Contractual Management Fee was above the median. The Broadridge Expense Information also showed that the Fund’s Actual Management Fee was equal to the median compared on the basis of both common share assets and leveraged assets. The Broadridge Expense Information also showed that the Fund’s actual total expenses were above the median on the basis of both common share assets and leveraged assets. The Board took into account management’s discussion of the Fund’s expenses and noted the limited size of the Expense Group. The Board also considered the Manager’s agreement to continue the Fee Waiver for an additional year.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager and/or the Sub-Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers, and that the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements

44	Western Asset Mortgage Opportunity Fund Inc.

for listing on the New York Stock Exchange, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.

The Board considered the overall management fee, the fees of the Sub-Advisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in view of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the Sub-Advisory Fees were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers to the Fund under the Management Agreement and the Sub-Advisory Agreements, respectively.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended September 30, 2022 and September 30, 2021. The Board also received profitability information with respect to the Franklin Templeton/Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager in the case of Western Asset and by Western Asset in the case of Western Asset London, not the Fund, although the Board noted the affiliation of the Manager with the Sub-Advisers. The profitability of the Manager and its affiliates was considered by the Board to be reasonable in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund it has limited ability to increase its assets. The Board determined that the management fee structure was appropriate under the circumstances. For similar reasons as stated above with respect to the Sub-Advisers’ profitability and the costs of the Sub-Advisers’ provision of services, the Board did not consider the potential for economies of scale in the Sub-Advisers’ management of the Fund to be a material factor in the Board’s consideration of the Sub-Advisory Agreements.

Western Asset Mortgage Opportunity Fund Inc.	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Other Benefits to the Manager and the Sub-Advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Fund’s shareholders. In view of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Sub-Advisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates, including the Sub-Advisers, were reasonable.

46	Western Asset Mortgage Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Western Asset Mortgage Opportunity Fund Inc.	47

Dividend reinvestment plan (unaudited) (cont’d)

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.

48	Western Asset Mortgage Opportunity Fund Inc.

Western Asset

Mortgage Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen

Chief Compliance Officer

George P. Hoyt

Secretary and Chief Legal Officer

Thomas C. Mandia

Senior Vice President

Jeanne M. Kelly

Senior Vice President

Western Asset Mortgage Opportunity Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

P.O. Box 43006

Providence, RI 02940-3078

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

New York Stock Exchange Symbol

DMO

Legg Mason Funds Privacy and Security Notice

Legg Your Privacy Mason Funds and the Security of Your Personal Information is Very Important to the

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include the Western Asset Money Market Funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation; and

•	Online account access user IDs, passwords, security challenge question responses.

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds.

Revised October 2022

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker, dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2022

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Mortgage Opportunity Fund Inc.

Western Asset Mortgage Opportunity Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of Western Asset Mortgage Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

P.O. Box 43006

Providence, RI 02940-3078

WASX012835 08/23 SR23-4719

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	0	0	0	1,078,797
February 1 through February 28	0	0	0	1,078,797
March 1 through March 31	0	0	0	1,078,797
April 1 through April 30	13,982	$10.21	13,982	1,064,815
May 1 through May 31	0	0	0	1,064,815
June 1 through June 30	0	0	0	1,064,815
Total	13,982	$10.21	13,982	1,064,815

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit  99.CERT

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Mortgage Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 23, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	August 23, 2023